UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

ATLAS TECHNICAL CONSULTANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer of incorporation)

13215 Bee Cave Parkway, Building B, Suite 230 Austin, Texas		78738
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 851-1501

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ATCX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 29, 2023, Atlas Technical Consultants, Inc. (“Atlas”) held a special meeting of stockholders (the “Atlas Special Meeting”). Prior to the Atlas Special Meeting, Atlas delivered a definitive proxy statement (the “Proxy Statement”) to the holders of 39,720,300 shares of common stock, par value $0.0001 per share, of Atlas (“Atlas Common Stock”), then entitled to vote as of February 27, 2023, the record date for the Atlas Special Meeting, describing the Atlas Special Meeting, the Merger (as defined below), the Merger Agreement Proposal (as defined below), and related information. The Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2023 and definitive additional proxy materials were filed with the SEC on March 17, 2023.

The Atlas stockholders approved the Merger Agreement Proposal. As set forth in the Proxy Statement, the Adjournment Proposal (as defined in the Proxy Statement) would only be presented to Atlas stockholders, if necessary or appropriate and permitted under the Merger Agreement (as defined below), to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. Because the Merger Agreement Proposal was approved, there was no need to present the Adjournment Proposal to the Atlas stockholders. The results of the matters voted upon at the Atlas Special Meeting, as more fully described in the Proxy Statement, are set forth below.

Proposal No. 1

The approval and adoption of the Agreement and Plan of Merger, dated as of January 30, 2023 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, GI Apple Midco LLC (“Parent”) and GI Apple Merger Sub LLC (“Merger Sub”), pursuant to which Merger Sub will be merged within and into the Company (the “Merger”), with the Company surviving the Merger (the “Merger Agreement Proposal”).

For	Against	Abstain
31,961,884	53,181	2,713

Item 8.01. Other Events.

On March 29, 2023, Atlas virtually held the Atlas Special Meeting at which the Atlas stockholders approved and adopted the Merger Agreement.

Closing of the transaction remains subject to customary closing conditions, as well as the receipt of certain state regulatory approvals and clearances.

Cautionary Note Regarding Forward-Looking Statements

Information set forth in this Current Report on Form 8-K, including statements as to the expected timing, completion, and effects of the proposed transactions contemplated by the Merger Agreement, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the fact that they use words such as “may,” “will,” “could,” “should,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “believe” or similar expressions. Any forward-looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the Merger, including future financial and operating results, expected synergies and cost savings related to the Merger, the plans, objectives, expectations and intentions of Atlas, Parent and the combined company, the expected timing of the completion of the Merger, the effect, impact, potential duration or other implications of the COVID-19 pandemic and any expectations we may have with respect thereto, the ability to recognize the anticipated benefits of our past acquisitions, which may be affected by, among other things, competition, the ability of Atlas to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees, changes adversely affecting the business in which we are engaged, changes in applicable laws or regulations, the possibility that Atlas may be adversely affected by other economic, business, and/or competitive factors and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Atlas or Parent, as applicable, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Atlas nor Parent, nor any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the other closing conditions to the Merger may not be satisfied or waived in a timely manner, risks related to disruption of management time from ongoing business operations due to the Merger, the effect of the announcement of the Merger on the ability of Atlas to retain customers and retain and hire key personnel and maintain relationships with its suppliers and other business partners, and on their operating results and businesses generally, the risk that potential litigation in connection with the Merger may affect the timing or occurrence of the Merger or result in significant costs of defense, indemnification and liability and transaction costs.

The forward-looking statements are based on the beliefs and assumptions of Atlas’s management and the information available to Atlas’s management as of the date of this Current Report on Form 8-K. Atlas cautions investors not to place undue reliance on expectations regarding future results, levels of activity, performance, achievements or other forward-looking statements. The information contained in this document is provided by Atlas as of the date hereof, and, unless required by law, Atlas does not undertake and specifically disclaims any obligation to update these forward-looking statements contained in this document as a result of new information, future events or otherwise.

Discussions of additional risks and uncertainties are and will be contained in Atlas’s filings with the SEC, including but not limited to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Atlas’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023. You can obtain copies of Atlas’s filings with the SEC for free at the SEC’s website (www.sec.gov).

Certain Information Regarding Participants

Atlas and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Atlas’s stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Atlas’s stockholders in connection with the Merger are set forth in the Proxy Statement. Additional information regarding these individuals and any direct or indirect interests they may have in the Merger are set forth in the Proxy Statement. Information relating to the foregoing can also be found in Atlas’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 16, 2022, and in its proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 26, 2022. To the extent holdings of Atlas’s securities have changed since the amounts printed in the proxy statement for the 2022 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 and Form 5 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents will be available free of charge from the sources indicated below.

Important Information and Where to Find It

This communication is being made in respect of the Merger involving Parent and Atlas. Atlas filed with the SEC the Proxy Statement in connection with the solicitation of proxies for the Atlas Special Meeting. The Proxy Statement was sent to the stockholders of Atlas on or about February 28, 2023. Atlas will file with the SEC any other necessary and relevant documents with respect to the Atlas Special Meeting. INVESTORS AND STOCKHOLDERS OF ATLAS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS, WHEN THEY ARE AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLAS, THE ENTITIES CONTROLLED BY GI PARTNERS ACQUIRING ATLAS AND THE MERGER.

Investors and security holders can obtain these materials and other relevant documents filed with the SEC, when they are available, free of charge at the SEC’s website, www.sec.gov. In addition, copies of the Proxy Statement may be obtained free of charge by accessing Atlas’s website at www.oneatlas.com or by contacting Atlas’s investor relations department by email at ir@oneatlas.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS TECHNICAL CONSULTANTS, INC.

By:	/s/ L. Joe Boyer
Name: Title:	L. Joe Boyer Chief Executive Officer

Dated: March 29, 2023